SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 CURRENT REPORT
                DATE OF REPORT (date of earliest event reported)

                                December 24, 1996

                               HALLIBURTON COMPANY
             (Exact name of registrant as specified in its charter)


       State of Other             Commission                  IRS Employer
        Jurisdiction              File Number             Identification Number
      of Incorporation
          Delaware                  1-3492                     75-2677995






                               3600 Lincoln Plaza
                                  500 N. Akard
                               Dallas, Texas 75201
                    (Address of principal executive offices)

                         Registrant's telephone number,
                        including area code 214/ 978-2600







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               INFORMATION TO BE INCLUDED IN REPORT

Item 5.        Other Events

          The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders. On October 4, 1996, the registrant completed its acquisition of Landmark Graphics Corporation (Landmark) following the approval and adoption of an agreement and plan of merger by Landmark shareholders. The acquisition has been accounted for using the "pooling of interests" method of accounting for business combinations. Landmark is not a significant subsidiary within the meaning of such term as used in Regulation S-X under the Securities Exchange Act of 1934, as amended. Nevertheless, there is included in Exhibit 20 hereto supplemental selected financial data based upon the consolidated financial statements of the registrant and Landmark. Such data has been restated for the dates and periods indicated to give effect to the acquisition using the pooling of interests method of accounting for business combinations. Such financial information is supplemental and does not include all the information and footnotes required by generally accepted accounting principles for complete financial statements and should be read in conjunction with the audited consolidated financial statements included in the registrant's 1995 Annual Report on Form 10-K. Moreover, such information may not necessarily reflect the results of operations or the financial position of the registrant that would have actually resulted had the acquisition occurred as of the date and for the periods indicated or be indicative of future results of operations of the registrant.

Item 7.        Financial Statements and Exhibits

          List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

          (c)  Exhibits.

               Exhibit 20 - Supplemental Selected Financial Data for the years ended December 31, 1990 through 1995, and the nine months ended September 30, 1996.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           HALLIBURTON COMPANY


Date:  December 24, 1996                   By: /s/ David J. Lesar
                                              --------------------------
                                                   David J. Lesar
                                                   Executive Vice President
                                                   Chief Financial Officer



































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                                  EXHIBIT INDEX



Exhibit                                                           Sequentially
Number                            Description                     Numbered Page

  20                   Supplemental Selected Financial Data             5
                       for the years ended December 31, 1990
                       through 1995 and the nine months ended
                               September 30, 1996



































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